GENERAL MOTORS NOVA SCOTIA FINANCE COMPANY

                                   as Issuer,

                           GENERAL MOTORS CORPORATION,

                                  as Guarantor,

                                       and

                                 CITIBANK, N.A.,

                                   as Trustee


                                    INDENTURE



                              Dated as of [ ], 2001



                                 Debt Securities

                               TABLE OF CONTENTS*

                             ----------------------

                                                                            PAGE

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01.  Definitions.....................................................2
SECTION 1.02.  Notice to Securityholders.......................................9

                                   ARTICLE 2
                       ISSUE, EXECUTION, REGISTRATION AND
                            EXCHANGE OF SECURITIES

SECTION 2.01.  Amount Unlimited; Issuable in Series............................9
SECTION 2.02.  Form of Trustee's Certificate of Authentication................12
SECTION 2.03.  Form, Execution, Authentication, Delivery and Dating of
                Securities....................................................13
SECTION 2.04.  Denominations; Record Date.....................................15
SECTION 2.05.  Exchange and Registration of Transfer of Securities............16
SECTION 2.06.  Temporary Securities...........................................18
SECTION 2.07.  Mutilated, Destroyed, Lost or Stolen Securities................19
SECTION 2.08.   Cancellation..................................................20
SECTION 2.09.  Computation of Interest........................................20
SECTION 2.10.  Securities in Global Form......................................20
SECTION 2.11.  Medium-term Securities.........................................21

                                   ARTICLE 3
                            GUARANTEE OF SECURITIES

SECTION 3.01.  Unconditional Guarantee........................................22
SECTION 3.02.  Execution of Guarantees........................................23

                                   ARTICLE 4
                            REDEMPTION OF SECURITIES

SECTION 4.01.  Redemption of Securities; Applicability of Article.............24
SECTION 4.02.  Notice of Redemption; Selection of Securities..................24
SECTION 4.03.  Payment of Securities Called for Redemption....................25

--------
                  * The Table of Contents is not part of the Indenture.

                                                                            PAGE

                                   ARTICLE 5
              PARTICULAR COVENANTS OF THE ISSUER AND THE GUARANTOR

SECTION 5.01.  Payment of Principal, Premium, Interest and Additional
                Amounts.......................................................26
SECTION 5.02.  Offices for Notices and Payments, Etc..........................27
SECTION 5.03.  Provisions as to Paying Agent..................................28
SECTION 5.04.  Luxembourg Publications........................................29
SECTION 5.05.  Statement by Officers as to Default............................29
SECTION 5.06.  Statement by Officers as to Default............................29
SECTION 5.07.  Limitations on Liens...........................................30
SECTION 5.08.  Limitation on Sale and Lease-back..............................31
SECTION 5.09.  Definitions Applicable to Sections  and .......................32


                                   ARTICLE 6
                        SECURITYHOLDER LISTS AND REPORTS
                         BY THE ISSUER AND THE TRUSTEE

SECTION 6.01.  Securityholder Lists...........................................33
SECTION 6.02.  Preservation and Disclosure of Lists...........................34
SECTION 6.03.  Reports by the Issuer and the Guarantor........................35
SECTION 6.04.  Reports by the Trustee.........................................36

                                   ARTICLE 7
                              REMEDIES ON DEFAULT

SECTION 7.01.  Events of Default..............................................37
SECTION 7.02.  Payment of Securities on Default; Suit Therefor................39
SECTION 7.03.  Application of Moneys Collected by Trustee.....................41
SECTION 7.04.  Proceedings by Securityholders.................................42
SECTION 7.05.  Remedies Cumulative and Continuing.............................43
SECTION 7.06.  Direction of Proceedings.......................................44
SECTION 7.07.  Notice of Defaults.............................................44
SECTION 7.08.  Undertaking to Pay Costs.......................................45

                                   ARTICLE 8
                             CONCERNING THE TRUSTEE

SECTION 8.01.  Duties and Responsibilities of Trustee.........................46
SECTION 8.02.  Reliance on Documents, Opinions, Etc...........................47
SECTION 8.03.  No Responsibility for Recitals, Etc............................48
SECTION 8.04.  Ownership of Securities or Coupons.............................48
SECTION 8.05.  Moneys to Be Held in Trust.....................................48

                                                                            PAGE

SECTION 8.06.  Compensation and Expenses of Trustee...........................49
SECTION 8.07.  Officers' Certificate as Evidence..............................49
SECTION 8.08.  Conflicting Interest of Trustee................................50
SECTION 8.09.  Eligibility of Trustee.........................................50
SECTION 8.10.  Resignation or Removal of Trustee..............................50
SECTION 8.11.  Acceptance by Successor Trustee................................52
SECTION 8.12.  Successor by Merger, Etc.......................................53
SECTION 8.13.  Limitations on Rights of Trustee as Creditor...................53

                                   ARTICLE 9
                         CONCERNING THE SECURITYHOLDERS

SECTION 9.01.  Action by Securityholders......................................54
SECTION 9.02.  Proof of Execution by Securityholders..........................54
SECTION 9.03.  Who Are Deemed Absolute Owners.................................55
SECTION 9.04.  Corporation or Guarantor Owned Securities Disregarded..........55
SECTION 9.05.  Revocation of Consents; Future Securityholders Bound...........56
SECTION 9.06.  Securities in a Foreign Currency...............................56

                                   ARTICLE 10
                           SECURITYHOLDERS' MEETINGS

SECTION 10.01.  Purposes of Meetings.........................................57
SECTION 10.02.  Call of Meetings by Trustee..................................57
SECTION 10.03.  Call of Meetings by Issuer, Guarantor or Securityholders.....58
SECTION 10.04.  Qualification for Voting.....................................59
SECTION 10.05.  Regulations..................................................59
SECTION 10.06.  Voting.......................................................59

                                   ARTICLE 11
                            SUPPLEMENTAL INDENTURES

SECTION 11.01.  Supplemental Indentures Without Consent of
                 Securityholders..............................................60
SECTION 11.02.  Supplemental Indentures with Consent of Securityholders.......62
SECTION 11.03.  Compliance with Trust Indenture Act; Effect of
                 Supplemental Indentures......................................63
SECTION 11.04.  Notation on Securities........................................64

                                                                            PAGE

                                   ARTICLE 12
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 12.01.  Issuer May Consolidate, Etc., on Certain Terms................64
SECTION 12.02.  Successor Corporation Substituted.............................65
SECTION 12.03.  Merger, Consolidation or Sale of Assets by the
                 Guarantor....................................................66
SECTION 12.04.  Successor Corporation to the Guarantor........................66
SECTION 12.05.  Opinion of Counsel to Be Given Trustee........................66

                                   ARTICLE 13
           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

SECTION 13.01.  Discharge of Indenture .......................................67
SECTION 13.02.  Satisfaction, Discharge and Defeasance of Securities of
                 Any Series...................................................67
SECTION 13.03.  Deposited Moneys to Be Held in Trust by Trustee...............69
SECTION 13.04.  Paying Agent to Repay Moneys Held.............................69
SECTION 13.05.  Return of Unclaimed Moneys....................................70

                                   ARTICLE 14
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,

SECTION 14.01.  Indenture and Securities Solely Corporate Obligations.........70

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

SECTION 15.01.  Benefits of Indenture Restricted to Parties and
                 Securityholders..............................................71
SECTION 15.02.  Provisions Binding on Issuer and Guarantor's
                 Successors...................................................71
SECTION 15.03.  Addresses for Notices, Etc....................................71
SECTION 15.04.  Evidence of Compliance with Conditions Precedent..............71
SECTION 15.05.  Legal Holidays................................................72
SECTION 15.06.  Trust Indenture Act to Control................................72
SECTION 15.07.  Execution in Counterparts.....................................72
SECTION 15.08.  New York Contract.............................................72
SECTION 15.09.  Submission to Jurisdiction; Service of Process................73
SECTION 15.10.  Judgment Currency.............................................73
SECTION 15.11.  Severability of Provisions....................................74
SECTION 15.12.  Issuer and Guarantor Released from Indenture
                 Requirements under Certain Circumstances.....................74

         THIS INDENTURE, dated as of the day of [                      ], 2001
among GENERAL MOTORS NOVA SCOTIA FINANCE COMPANY, an unlimited liability company duly organized and existing under the laws of Nova Scotia (the "Issuer"), GENERAL MOTORS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor") and Citibank, N.A., a banking association duly incorporated and existing under the laws of the United States of America, as trustee hereunder (the "Trustee," which term shall include any successor trustee appointed pursuant to Article Eight).

                                   WITNESSETH:

         WHEREAS, the Issuer deems it necessary to issue from time to time for its lawful purposes securities (hereinafter called the "Securities" or, in the singular, "Security") evidencing its unsecured indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Securities in one or more series, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided; and

         WHEREAS, the Guarantor desires to make the Guarantees (as herein defined) as provided herein and has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture has in all respects been duly authorized;

NOW, THEREFORE:

         In order to declare the terms and conditions upon which the Securities are authenticated, issued and received, and in consideration of the premises, of the purchase and acceptance of the Securities by the Holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Issuer and the Guarantor covenant and agree with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The terms defined in this Section (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended, shall have the meanings (except as herein otherwise expressly provided or unless the context otherwise clearly requires) assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, including the Exhibits to this instrument, and not to any particular article, Section or other subdivision. Certain terms used wholly or principally within an Article of this Indenture may be defined in that Article.

ADDITIONAL AMOUNTS:

         The term "Additional Amounts" shall mean any Additional Amounts which are required by a Security or by or pursuant to a Board Resolution under circumstances specified therein, to be paid by the Issuer or Guarantor in respect of certain taxes, assessments or governmental charges imposed on certain Holders of Securities and which are owing to such Holders of Securities.

AUTHORIZED NEWSPAPER:

         The term "Authorized Newspaper" shall mean a newspaper in an official language of the country of publication of general circulation in the place in connection with which the term is used. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

BOARD OF DIRECTORS:

         The term "Board of Directors" shall mean the Board of Directors of the Issuer or the Guarantor or the Finance Committee of the Issuer or the Guarantor or any committee established by the Board of Directors or Finance Committee of the Issuer or Guarantor.

BOARD RESOLUTION:

         The term "Board Resolution" shall mean a resolution certified by the Secretary or Assistant Secretary of the Issuer or the Guarantor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

BUSINESS DAY:

         The term "Business Day" shall mean, with respect to any Security, a day (other than a Saturday or Sunday) that in the city (or in any of the cities, if more than one) in which amounts are payable as specified on the face of the form of such Security, is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close.

CORPORATE TRUST OFFICE:

         The term "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered.

COUPON:

         The term "Coupon" shall mean any interest coupon appertaining to a Security.

COUPON SECURITY:

         The term "Coupon Security" shall mean any Security authenticated and delivered with one or more Coupons appertaining thereto.

DEPOSITORY:

         The term "Depository" shall mean, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Issuer pursuant to Section 2.01 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such series shall mean the Depository with respect to the Securities of that series.

EVENT OF DEFAULT:

         The term "Event of Default" shall mean any event specified as such in
Section 7.01.

GLOBAL SECURITY:

         The term "Global Security" shall mean a Registered Security or an Unregistered Security evidencing all or part of a series of Securities issued to the Depository for such series in accordance with Section 2.03.

GUARANTEES:

         The term "Guarantee" means the guarantees of the Guarantor to be endorsed on the Securities authenticated and delivered hereunder.

GUARANTOR:

         The term "Guarantor" shall mean the person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation to such Guarantor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

HOLDER:

         The terms "Holder," "Holder of Securities," "Securityholder" or other similar terms, shall mean (a) in the case of any Registered Security, the person in whose name at the time such Security is registered on the registration books kept for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security.

INDENTURE:

         The term "Indenture" shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

INTEREST PAYMENT DATE:

         The term "Interest Payment Date" when used with respect to any Security, means the stated maturity of an installment of interest on such Security.

ISSUE DATE:

         The term "Issue Date" shall mean, with respect to Securities of any tranche, whether evidenced by a Registered Security or an Unregistered Security, the date such Securities are authenticated pursuant to Section 2.03.

ISSUER:

         The term "Issuer" shall mean the person named as the "Issuer" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor corporation.

ISSUER ORDER:

         The term "Issuer Order" shall mean any request, order or confirmation signed by a person designated pursuant to Section 2.03 to the Trustee, which may be transmitted by telex, by telecopy or in writing.

MATURITY DATE:

         The term "Maturity Date" when used with respect to any Security, shall mean the stated maturity of the Security.

OFFICERS' CERTIFICATE:

         The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board of Directors or the President or any Executive Vice President or any Senior Vice President or any Vice President or the Treasurer and by the Secretary or any Assistant Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer of the Issuer or the Guarantor, as the case may be.

OPINION OF COUNSEL:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Issuer or the Guarantor, or who may be other counsel acceptable to the Trustee.

ORIGINAL ISSUE DISCOUNT SECURITIES:

         The term "Original Issue Discount Securities" shall mean any Securities which are initially sold at a discount from the principal amount thereof and which provide upon Event of Default for declaration of an amount less than the principal amount thereof to be due and payable upon acceleration thereof.

OUTSTANDING:

         The term "outstanding" when used with reference to Securities, shall, subject to the provisions of Section 8.08 and Section 9.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

         (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer or the Guarantor) or shall have been set aside and segregated in trust by the Issuer or the Guarantor (if the Issuer or Guarantor shall act as Paying Agent), provided, that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Four provided, or provisions satisfactory to the Trustee shall have been made for giving such notice; and

         (c) Securities in lieu of and in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Article Two, unless proof satisfactory to the Trustee is presented that any such Securities are held by bona fide Holders in due course.

PAYING AGENT:

         The term "Paying Agent" shall mean initially Citibank, N.A., and subsequently, any other paying agent appointed by the Issuer from time to time in respect of the Securities.

PERSON:

         The term "person" shall mean any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PLACE OF PAYMENT:

         The term "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, (and Additional Amounts, if any) on the Securities of that series are payable.

REGISTERED SECURITY:

         The term "Registered Security" shall mean any Security registered on the Security registration books of the Issuer.

REGULAR RECORD DATE:

         The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Sections 2.01 and 2.04.

RESPONSIBLE OFFICER:

         The term "responsible officer" when used with respect to the Trustee shall mean any officer assigned by the Trustee to administer its corporate trust matters.

SECURITY REGISTER AND SECURITY REGISTRAR:

         The term "Security Register" and "Security Registrar" shall have the respective meanings specified in Section 2.05.

TRUST INDENTURE ACT OF 1939:

         The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939, as amended.

UNITED STATES:

         The term "United States" shall mean the United States of America (including the States and the District of Columbia) and its possessions (including the Commonwealth of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

UNREGISTERED SECURITY:

         The term "Unregistered Security" shall mean any Security other than a Registered Security.

U.S. DOLLAR:

         The term "U.S. Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         SECTION 1.02. Notice to Securityholders. Except as otherwise expressly provided herein or in the provisions of any Security, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given if in writing and mailed, first class, postage prepaid, to each Holder at such Holder's address as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date prescribed for such notice.

         Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.



                                   ARTICLE 2
           ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

         SECTION 2.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Issuer and of the Guarantor, as the case may be, and set forth in an Officers' Certificate of the Issuer and of the Guarantor, as the case may be, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

         (a) the designation of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.05, 2.06, 2.07, 4.02 or 11.04);

         (c) the date or dates on which the principal of the Securities of the series is payable;

         (d) the rate or rates, which may be fixed or variable, at which the Securities of the series shall bear interest, if any, and if the rate or rates are variable, the manner of calculation thereof, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities, the Regular Record Date for the determination of Holders of such Securities to whom interest is payable on any Interest Payment Date;

         (e) the place or places (in addition to such place or places specified in this Indenture) where the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on Securities of the series shall be payable;

         (f) the right, if any, of the Issuer to redeem Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed pursuant to any sinking fund or otherwise;

         (g) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (h) if other than U.S. Dollars, the currency or currencies, or units based on or related to foreign currencies, including the Euro, in which the Securities of the series shall be denominated and in which payments of principal of (premium, if any), interest, if any, on and any other amounts payable with respect to such Securities shall or may be payable; or in the manner in which such currency, currencies or composite currencies will be determined; and if the principal of (and premium, if any) and interest, if any, on the Securities of such series are to be payable, at the election of the Issuer or a holder thereof, in a currency or currencies, including composite currencies, other than that or those in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of (and premium, if any) and interest, if any, on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

         (i) if the amount of principal of and interest on the Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

         (j) the denominations in which Securities of the series shall be issuable, if other than U.S.$l,000 or integral multiples thereof with respect to Registered Securities and denominations of U.S.$1,000 and U.S.$5,000 for Unregistered Securities;

         (k) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof or which the Trustee shall be entitled to claim pursuant to Section 7.02;

         (l) whether the Securities of the series will be issuable as Registered Securities or Unregistered Securities (with or without Coupons), or both, any restrictions applicable to the offer, sale or delivery of Unregistered Securities and, if other than as provided for in Section 2.05, the terms upon which Unregistered Securities of the series may be exchanged for Registered Securities of such series and vice versa; and whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such Global Security or Securities and whether any Global Securities of the series are to be issuable initially in temporary form and whether any Global Securities of the series are to be issuable in definitive form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 2.05;

         (m) whether and under what circumstances and to which Holders the Issuer will pay Additional Amounts on the Securities of the series in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities in the event it becomes obligated to pay such Additional Amounts;

         (n) the provisions, if any, for the defeasance of the Securities of the series;

         (o) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

         (p) any trustees, depositaries, authenticating or paying agents, transfer agents, registrars or any other agents with respect to the Security of such series;

         (q) the Guarantees of the Securities of such series pursuant to Article Three hereof; and

         (r) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except (i) as to denomination, (ii) that Securities of any series may be issuable as either Registered Securities or Unregistered Securities and (iii) as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Issuer or the Guarantor, as the case may be, and delivered to the Trustee at the same time as or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         SECTION 2.02. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in the following form:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                   CITIBANK, N.A.,
                                                   as Trustee,

                                                   By:___________________
                                                   Authorized Signatory


         SECTION 2.03. Form, Execution, Authentication, Delivery and Dating of Securities. The Securities of each series and the Coupons, if any, to be attached thereto, shall be in the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

         Each Security and Coupon shall be executed on behalf of the Issuer by its [Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Executive Vice President or any Senior Vice President or any Vice President and by its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary], under its Corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

         Each Security and Coupon bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Security, or the Security to which such Coupon appertains. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer and, having endorsed thereon the Guarantees executed by the Guarantor and, in the case of Coupon Securities, having attached thereto appropriate Coupons, to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities. If the form or terms of the Securities or Coupons of the series have been established in or pursuant to one or more Board Resolutions as permitted by this Section and Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

         (a) if the form of such Securities, Guarantees or Coupons has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

         (b) if the terms of such Securities and Guarantees have been established by or pursuant to Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and

         (c) that each such Security and Coupon, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and that when the Guarantees endorsed on the Securities have been executed by the Guarantor and the Securities have been authenticated by the Trustee and issued by the Issuer, the Guarantees will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles. If such form or terms has been so established, the Trustee shall not be required to authenticate such Securities or Guarantees if the issue of such Securities or Guarantees pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and the Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Every Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in or pursuant to the Board Resolution or supplemental indenture referred to in
Section 2.01 or, if no such terms are specified, the date of its original issuance.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. No Guarantee shall be or become valid or obligatory for any purpose until such certificate by the Trustee shall have been duly executed in the Security on which such Guarantee is endorsed. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 2.08 together with a written statement (which need not comply with Section 15.04 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         If the Issuer shall establish pursuant to Section 2.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall in accordance with this Section and the Issuer Order with respect to such series authenticate and deliver the Global Security or Securities that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of outstanding Securities of such series to be represented by the Global Security or Securities, (ii) shall be registered, if in registered form, in the name of the Depository for such Global Security or Securities or the nominee of such Depository, and (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions.

         Each Depository designated pursuant to Section 2.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

         The Guarantees to be endorsed on the Securities of each series shall be in substantially the form set forth in Section 3.01, or as shall be established by or pursuant to one or more Board Resolutions of the Guarantor (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate of the Guarantor detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or to conform to general usage or as may, consistently herewith, be determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees.

         SECTION 2.04. Denominations; Record Date. The Securities shall be issuable as Registered Securities or Unregistered Securities in such denominations as may be specified as contemplated in Section 2.01. In the absence of any such specification with respect to any series, such Securities shall be issuable in the denominations contemplated by Section 2.01.

         The term "record date" as used with respect to an Interest Payment Date (except a date for payment of defaulted interest) shall mean such day or days as shall be specified in the terms of the Registered Securities of any particular series as contemplated by Section 2.01; provided, however, that in the absence of any such provisions with respect to any series, such term shall mean the fifteenth day next preceding such Interest Payment Date.

         The person in whose name any Registered Security is registered at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable and Additional Amounts, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Registered Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Interest Payment Date; provided, however, that if and to the extent the Issuer and the Guarantor shall default in the payment of the interest and Additional Amounts, if any, due on such Interest Payment Date, such defaulted interest and Additional Amounts, if any, shall be paid to the persons in whose names outstanding Registered Securities are registered on a subsequent record date established by notice given by mail by or on behalf of the Issuer to the Holders of Securities of the series in default not less than fifteen days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest.

         SECTION 2.05. Exchange and Registration of Transfer of Securities. Registered Securities of any series may be exchanged for a like aggregate principal amount of Registered Securities of other authorized denominations of such series. Registered Securities to be exchanged shall be surrendered at the office or agency to be designated and maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 5.02, and the Issuer shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Registered Security or Registered Securities which the Holder making the exchange shall be entitled to receive.

         If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.01, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series of any authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 5.02, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured Coupons and all matured Coupons in default thereto appertaining. At the option of the Holder thereof, if Unregistered Securities of any series are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.01, such Unregistered Securities may be exchanged for Unregistered Securities of such series of other authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 5.02 or as specified pursuant to Section 2.01, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured Coupons and all matured Coupons in default thereto appertaining. Unless otherwise specified pursuant to Section 2.01, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         The Issuer (or its designated agent (the "Security Registrar")) shall keep, at such office or agency, a Security Register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall register Securities and shall register the transfer of Registered Securities as in this Article Two provided. The Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Security Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Registered Security of a particular series at such office or agency, the Issuer shall execute and the Issuer or the Security Registrar shall register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of such series for an equal aggregate principal amount.

         Unregistered Securities and Coupons shall be transferable by delivery.

         All Securities presented for registration of transfer or for exchange, redemption or payment, as the case may be, shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer of Registered Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer shall not be required to exchange or register a transfer of
(a) any Registered Securities of any series for a period of fifteen days next preceding any selection of such Registered Securities of such series to be redeemed, or (b) any Security of any such series selected for redemption except in the case of any such series to be redeemed in part, the portion thereof not to be so redeemed.

         All Securities issued upon any transfer or exchange of Securities shall have a Guarantee or Guarantees endorsed thereon and shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         Notwithstanding anything herein or in the terms of any series of Securities to the contrary, neither the Issuer nor the Trustee (which shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Issuer (including the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on any Securities) under then applicable United States Federal income tax laws.

         SECTION 2.06. Temporary Securities. Pending the preparation of definitive Securities of any series, the Issuer may execute and upon receipt of an Issuer Order the Trustee shall authenticate and deliver temporary Securities of such series (printed or lithographed). Temporary Securities of any series shall be issuable in any authorized denominations, and in the form approved from time to time by or pursuant to a Board Resolution but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer. Every temporary Security shall be executed by the Issuer, have endorsed thereon the Guarantees executed by the Guarantor, which shall be substantively of the tenor and substantially in the form of the definitive Guarantees, and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unnecessary delay the Issuer shall execute and shall furnish definitive Securities of such series having endorsed thereon the Guarantees executed by the Guarantor and thereupon any or all temporary Registered Securities of such series may be surrendered in exchange therefor without charge at the office or agency to be designated and maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 5.02 and in the case of Unregistered Securities at any agency maintained by the Issuer for such purpose as specified pursuant to Section 2.01, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and in the case of such Securities that are Coupon Securities, having attached thereto the appropriate Coupons. Until so exchanged the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series. The provisions of this Section 2.06 are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.01 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency of the Issuer located outside the United States and the procedures pursuant to which definitive Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

         SECTION 2.07. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security of any series or, in the case of a Coupon Security, any Coupon appertaining thereto, shall become mutilated or be destroyed, lost or stolen, the Issuer in the case of a mutilated Security or Coupon shall, and in the case of a lost, stolen or destroyed Security or Coupon may, in its discretion, execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, a new Security of the same series as the mutilated, destroyed, lost or stolen Security or, in the case of a Coupon Security, a new Coupon Security of the same series as the mutilated, destroyed, lost or stolen Coupon Security or, in the case of a Coupon, a new Coupon Security of the same series as the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertains, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertains, with all appurtenant Coupons not destroyed, lost or stolen. In every case the applicant for a substituted Security or Coupon shall furnish to the Issuer, to the Guarantor and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer, to the Guarantor and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon, as the case may be, and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Issuer. Upon the issuance of any substituted Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding ten dollars for each Security so issued in substitution.

In case any Security or Coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Issuer may, instead of issuing a substituted Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security or Coupon) if the applicant for such payment shall furnish the Issuer, the Guarantor and the Trustee with such security or indemnity as they may require to save them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Issuer, the Guarantor and the Trustee of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

         Every substituted Security with, in the case of any such Security that is a Coupon Security, its Coupons, issued pursuant to the provisions of this Section by virtue of the fact that any Security or Coupon is destroyed, lost or stolen shall, with respect to such Security or Coupon, constitute an additional contractual obligation of the Issuer containing the Guarantees as herein provided, whether or not the destroyed, lost or stolen Security or Coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities, and the Coupons appertaining thereto, duly issued hereunder.

         All Securities and any Coupons appertaining thereto shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and Coupons appertaining thereto and shall, to the extent permitted by law, preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.08. Cancellation. All Securities surrendered for payment, redemption, exchange or registration of transfer, and all Coupons surrendered for payment as the case may be, shall, if surrendered to the Issuer or the Guarantor or any agent of the Issuer or any agent of the Guarantor or the Trustee, be delivered to the Trustee and promptly cancelled by it or, if surrendered to the Trustee, be cancelled by it, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities and Coupons and deliver a certificate of destruction to the Issuer.

         SECTION 2.09. Computation of Interest. Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.10. Securities in Global Form. If Securities of a series are issuable in global form, as specified by Section 2.01, then, notwithstanding
Section 2.01(i) and the provisions of Section 2.04, such Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Trustee pursuant to Section 2.03 or Section 2.06. Subject to the provisions of Section
2.03 and, if applicable, Section 2.06, the Trustee shall deliver and redeliver any Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to Section 2.03 or 2.06 has been, or simultaneously is, delivered, any instructions by the Issuer with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 15.04 and need not be accompanied by an Opinion of Counsel. The beneficial owner of a Security represented by a definitive Global Security in bearer form may, upon no less than 30 days written notice to the Trustee, given by the beneficial owner through a Depository, exchange its interest in such definitive Global Security for a definitive Bearer Security or Securities, or a definitive Registered Security or Securities, of any authorized denomination, subject to the rules and regulations of such Depository and its members. No individual definitive Bearer Security will be delivered in or to the United States.

         The provisions of the last sentence of the fourth to the last paragraph of Section 2.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Issuer and the Issuer delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 15.04 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the fourth to the last paragraph of Section 2.03.

         Unless otherwise specified as contemplated by Section 2.01, payment of principal of and any premium and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.

         SECTION 2.11. Medium-term Securities. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Issuer Order, Officers' Certificate, supplemental indenture or Opinion of Counsel otherwise required pursuant to Sections 15.04, 2.01 2.03 and 2.06 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         An Officers' Certificate or supplemental indenture, delivered pursuant to this Section 2.11 in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee on original issue from time to time upon the written order of persons designated in such Officers' Certificate or supplemental indenture and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture such terms and conditions of said Securities as are specified in such Officers' Certificate or supplemental indenture, provided that the foregoing procedure is acceptable to the Trustee.



                                    ARTICLE 3
                             GUARANTEE OF SECURITIES

         SECTION 3.01. Unconditional Guarantee. The Guarantor hereby unconditionally guarantees to each holder of a Security of each series authenticated and delivered by the Trustee, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and interest, if any (together with any Additional Amounts payable pursuant to the terms of such Security), on such Security and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of such Security and of this Indenture. In case of default by the Issuer in the payment of any such principal (including any amount in respect of original issue discount), interest (together with any Additional Amounts payable pursuant to the terms of such Security), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay, the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of any such Security, any modification of any such Security, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the Issuer with respect thereto by the holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to any such Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and interest, if any (together with any Additional Amounts payable pursuant to the terms of such Security), thereon.

         The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder
(i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

         The guarantee set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security of any series until the certificate of authentication on such Security shall have been signed by the Trustee.

         SECTION 3.02. Execution of Guarantees. To evidence its guarantee specified in Section 3.01 to the holders of Securities of any series, the Guarantor hereby agrees to execute the Guarantees in substantially the form above recited to be endorsed on each Security of such series authenticated and delivered by the Trustee. Such Guarantees shall be executed on behalf of the Guarantor by both its Chairman or its Vice Chairman or its President or any Vice President and its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, under its corporate seal which may, but need not, be attested, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantees on behalf of the Guarantor. The seal of the Guarantor may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Guarantees. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Guarantee that has been duly authenticated and delivered by the Trustee.

         Such signatures may be the manual or facsimile signatures of such officers and may be imprinted or otherwise reproduced on the Guarantees. In case any officer of the Guarantor who shall have signed any of the Guarantees shall cease to be an officer before the Security on which such Guarantees are endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guarantees had not ceased to be such officer, and any Guarantees may be signed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Guarantees, shall be the proper officers of the Guarantor, although at the date of such Security or of the execution of this Indenture any such person was not such an officer.



                                    ARTICLE 4
                            REDEMPTION OF SECURITIES

         SECTION 4.01. Redemption of Securities; Applicability of Article. Redemption of Securities of any series as permitted or required by the terms thereof shall be made in accordance with such terms and this Article; provided, however, that if any provision of any series of Securities shall conflict with any provision of this Article, the provision of such series of Securities shall govern.

         The notice date for a redemption of Securities shall mean the date on which notice of such redemption is given in accordance with the provisions of
Section 4.02 hereof.

         SECTION 4.02. Notice of Redemption; Selection of Securities. The election of the Issuer to redeem any Securities shall be evidenced by an Officers' Certificate. In case the Issuer shall desire to exercise the right to redeem all, or, as the case may be, any part of a series of Securities pursuant to the terms and provisions applicable to such series, it shall fix a date for redemption and shall mail a notice of such redemption at least thirty and not more than sixty days prior to the date fixed for redemption to the Holders of the Securities of such series which are Registered Securities to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by prepaid first class mail. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee as described in Section 6.04, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least thirty days and not more than sixty days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to any other Holder of an Unregistered Security of such series shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 5.04, in an Authorized Newspaper in Luxembourg), in each case, once in each of two successive calendar weeks, the first publication to be not less than thirty nor more than sixty days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         Each such notice of redemption shall specify the provisions of such Securities under which such redemption is made, that the conditions precedent, if any, to such redemption have occurred, shall describe the same and the date fixed for redemption, the redemption price at which such Securities are to be redeemed, the Place of Payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Coupon Securities, of all Coupons appertaining thereto maturing after the date fixed for redemption, that interest and Additional Amounts, if any, accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest, if any, thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Securities of a series are to be redeemed any notice of redemption published in an Authorized Newspaper shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued of the same series.

         At least one Business Day prior to the redemption date specified in the notice of redemption given for Unregistered Securities as provided in this Section and on or prior to the redemption date specified in the notice of redemption given for all Securities other than Unregistered Securities, the Issuer will deposit in trust with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities or portions of Securities so called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption. The Issuer will give the Trustee notice of each redemption at least forty-five days prior to the date fixed for redemption (unless a shorter notice is acceptable to the Trustee) as to the aggregate principal amount of Securities to be redeemed.

         If less than all of the Securities of a series are to be redeemed, the Trustee shall select, pro rata or by lot or in such other manner as it shall deem reasonable and fair, the numbers of the Securities to be redeemed in whole or in part.

         SECTION 4.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the Place of Payment stated in such notice at the applicable redemption price, together with interest, if any (and Additional Amounts, if any), accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest, if any, and Additional Amounts, if any, accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities subject to redemption at said Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest, if any, and Additional Amounts, if any, accrued thereon to the date fixed for redemption. Interest, if any (and Additional Amounts, if any), maturing on or prior to the date fixed for redemption shall continue to be payable (but without interest thereon unless the Issuer shall default in payment thereof) in the case of Coupon Securities to the bearers of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities to the Holders thereof registered as such on the Security Register on the relevant record date subject to the terms and provisions of Section
2.04. At the option of the Issuer payment may be made by check to (or to the order of) the Holders of the Securities or other persons entitled thereto against presentation and surrender of such Securities.

         If any Coupon Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

         Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Issuer, a new Security or Securities, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented of the same series.

                                   ARTICLE 5
              PARTICULAR COVENANTS OF THE ISSUER AND THE GUARANTOR

         As to the Issuer:

         SECTION 5.01. Payment of Principal, Premium, Interest and Additional Amounts. The Issuer will duly and punctually pay or cause to be paid the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on each of the Securities at the place, at the respective times and in the manner provided in the terms of the Securities and in this Indenture. The interest on Coupon Securities (together with any Additional Amounts) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary bearer Securities (together with any Additional Amounts) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any Additional Amounts) shall be payable only to the Holders thereof and at the option of the Issuer may be paid by mailing checks for such interest payable to or upon the order of such Holders at their last addresses as they appear on the Security Register for such Securities.

         SECTION 5.02. Offices for Notices and Payments, Etc. As long as any of the Securities of a series remain outstanding, the Issuer will designate and maintain, in the Borough of Manhattan, The City of New York, an office or agency where the Registered Securities of such series may be presented for registration of transfer and for exchange as in this Indenture provided, an office or agency where notices and demands to or upon the Issuer in respect of the Securities of such series or of this Indenture may be served, and an office or agency where the Securities of such series may be presented for payment. The Issuer will give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Issuer shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

         If Unregistered Securities of any series are outstanding, the Issuer will maintain or cause the Trustee to maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where such Unregistered Securities, and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Issuer within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States, except, at the option of the Issuer, if the Issuer shall have determined that, pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, payments in U.S. Dollars with respect to Unregistered Securities of any series and Coupons appertaining thereto which are payable in U.S. Dollars may be made at an agency of the Issuer maintained in the Borough of Manhattan, The City of New York if such payment in U.S. Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Issuer hereby initially designates Citibank, N.A., located at its Corporate Trust Office as the Security Registrar and as the office or agency of the Issuer in the Borough of Manhattan, The City of New York, where the Securities may be presented for payment and, in the case of Registered Securities, for registration of transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Issuer in respect of the Securities of any series or of this Indenture may be served.

         SECTION 5.03. Provisions as to Paying Agent. (a) Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

               (i) that it will hold sums held by it as such agent for the payment of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of such series in trust for the benefit of the Holders of the Securities of such series, or Coupons appertaining thereto, as the case may be, entitled thereto and will notify the Trustee of the receipt of sums to be so held,

               (ii) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of such series when the same shall be due and payable, and

               (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

         (b) If the Issuer or the Guarantor shall act as paying agent, it will, on or before each due date of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of any series set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series entitled thereto a sum sufficient to pay such principal (and premium if any), interest, if any, or Additional Amounts, if any, so becoming due. The Issuer or the Guarantor, as the case may be, will promptly notify the Trustee of any failure to take such action.

         (c) Anything in this Section to the contrary notwithstanding, the Issuer or the Guarantor may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it or any paying agent hereunder as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

         (d) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 13.03 and 13.04.

         SECTION 5.04. Luxembourg Publications. In the event of the publication of any notice pursuant to Section 4.02, 7.07, 8.10, 8.11, 10.02, 11.02 or
13.05, the party making such publication shall also, to the extent that notice is required so to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, make a similar publication the same number of times in Luxembourg.

         SECTION 5.05. Statement by Officers as to Default. The Issuer will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Issuer (which, on the date of execution hereof, ends on December 31) ending after the date hereof, commencing with the fiscal year ended in 2001, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture to be performed or observed by it and, if the Issuer shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

         As to Guarantor:

         SECTION 5.06. Statement by Officers as to Default. The Guarantor will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Guarantor (which, on the date of execution hereof, ends on December 31) ending after the date hereof, commencing with the fiscal year ended in 2001, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Guarantor is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture to be performed or observed by it and, if the Guarantor shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

         SECTION 5.07. Limitations on Liens. For the benefit of the Securities, the Guarantor will not, nor will it permit any Manufacturing Subsidiary to, issue or assume any Debt secured by a Mortgage upon any Principal Domestic Manufacturing Property of the Guarantor or any Manufacturing Subsidiary or upon any shares of stock or indebtedness of any Manufacturing Subsidiary (whether such Principal Domestic Manufacturing Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance or assumption of any such Debt that the Securities (together with, if the Guarantor shall so determine, any other indebtedness of the Guarantor or such Manufacturing Subsidiary ranking equally with the Guarantees and then existing or thereafter created) shall be secured equally and ratably with such secured Debt, unless the aggregate amount of Debt issued or assumed and so secured by Mortgages, together with all other Debt of the Guarantor and its Manufacturing Subsidiaries which (if originally issued or assumed at such time) would otherwise be subject to the foregoing restrictions, but not including Debt permitted to be secured under clauses (i) through (vi) of the immediately following paragraph, does not at the time exceed 20% of the stockholders' equity of the Guarantor and its consolidated subsidiaries, as determined in accordance with generally accepted accounting principles and shown on the audited consolidated balance sheet contained in the latest published annual report to the stockholders of the Guarantor.

         The above restrictions shall not apply to Debt secured by (i) Mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Manufacturing Subsidiary; (ii) Mortgages on property existing at the time of acquisition of such property by the Guarantor or a Manufacturing Subsidiary, or Mortgages to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Guarantor or a Manufacturing Subsidiary or to secure any Debt incurred prior to, at the time of, or within 180 days after, the later of the date of acquisition of such property and the date such property is placed in service, for the purpose of financing all or any part of the purchase price thereof, or Mortgages to secure any Debt incurred for the purpose of financing the cost to the Guarantor or a

Manufacturing Subsidiary of improvements to such acquired property; (iii) Mortgages securing Debt of a Manufacturing Subsidiary owing to the Guarantor or to another Subsidiary; (iv) Mortgages on property of a corporation existing at the time such corporation is merged or consolidated with the Guarantor or a Manufacturing Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Guarantor or a Manufacturing Subsidiary; (v) Mortgages on property of the Guarantor or a Manufacturing Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages; or (vi) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage referred to in the foregoing clauses (i) to (v), inclusively; PROVIDED, HOWEVER, that the principal amount of Debt secured thereby shall not exceed by more than 115% the principal amount of Debt so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

         SECTION 5.08. Limitation on Sale and Lease-back. For the benefit of the Securities, the Guarantor will not, nor will it permit any Manufacturing Subsidiary to, enter into any arrangement with any person providing for the leasing by the Guarantor or any Manufacturing Subsidiary of any Principal Domestic Manufacturing Property owned by the Guarantor or any Manufacturing Subsidiary on the date that the Securities are originally issued (except for temporary leases for a term of not more than five years and except for leases between the Guarantor and a Manufacturing Subsidiary or between Manufacturing Subsidiaries), which property has been or is to be sold or transferred by the Guarantor or such Manufacturing Subsidiary to such person, unless either (i) the Guarantor or such Manufacturing Subsidiary would be entitled, pursuant to the provisions of the covenant on limitation on liens described above, to issue, assume, extend, renew or replace Debt secured by a Mortgage upon such property equal in amount to the Attributable Debt in respect of such arrangement without equally and ratably securing the Guarantees; provided, however, that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under the covenant on limitation on liens described in Section
5.07 and this covenant on limitation on sale and lease- back to be Debt subject to the provisions of the covenant on limitation on liens described above (which provisions include the exceptions set forth in clauses(i) through (vi) of such covenant), or (ii) the Guarantor shall apply an amount in cash equal to the Attributable Debt in respect of such arrangement to the retirement (other than any mandatory retirement or by way of payment at maturity), within 180 days of the effective date of any such arrangement, of Debt of the Guarantor or any Manufacturing Subsidiary (other than Debt owned by the Guarantor or any Manufacturing Subsidiary) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of the creation of such Debt.

         SECTION 5.09. Definitions Applicable to Sections 5.07 and 5.08. The following definitions shall be applicable to the covenants contained in Sections 5.07 and 5.08 hereof:

         (a) "Attributable Debt" means, at the time of determination as to any lease, the present value (discounted at the actual rate, if stated, or, if no rate is stated, the implicit rate of interest of such lease transaction as determined by the chairman, president, any vice chairman, any vice president, the treasurer or any assistant treasurer of the Guarantor), calculated using the interval of scheduled rental payments under such lease, of the obligation of the lessee for net rental payments during the remaining term of such lease (excluding any subsequent renewal or other extension options held by the lessee). The term "net rental payments" means, with respect to any lease for any period, the sum of the rental and other payments required to be paid in such period by the lessee thereunder, but not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, earnings or profits or of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges; provided, however, that, in the case of any lease which is terminable by the lessee upon the payment of a penalty in an amount which is less than the total discounted net rental payments required to be paid from the later of the first date upon which such lease may be so terminated and the date of the determination of net rental payments, "net rental payments" shall include the then current amount of such penalty from the later of such two dates, and shall exclude the rental payments relating to the remaining period of the lease commencing with the later of such two dates.

         (b) "Debt" means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

         (c) "Manufacturing Subsidiary" means any Subsidiary (i) substantially all the property of which is located within the continental United States of

America, (ii) which owns a Principal Domestic Manufacturing Property and (iii) in which the Guarantor's investment, direct or indirect and whether in the form of equity, debt, advances or otherwise, is in excess of U.S.$2,500,000,000 as shown on the books of the Guarantor as of the end of the fiscal year immediately preceding the date of determination; PROVIDED, HOWEVER, that "Manufacturing Subsidiary" shall not include Hughes Electronics Corporation and its Subsidiaries, General Motors Acceptance Corporation and its Subsidiaries (or any corporate successor of either of them) or any other Subsidiary which is principally engaged in leasing or in financing installment receivables or otherwise providing financial or insurance services to the Guarantor or others or which is principally engaged in financing the Guarantor's operations outside the continental United States of America.

         (d) "Mortgage" means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

         (e) "Principal Domestic Manufacturing Property" means any manufacturing plant or facility owned by the Guarantor or any Manufacturing Subsidiary which is located within the continental United States of America and, in the opinion of the Board of Directors, is of material importance to the total business conducted by the Guarantor and its consolidated affiliates as an entity.

         (f) "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Guarantor, or by one or more Subsidiaries, or by the Guarantor and one or more Subsidiaries.



                                   ARTICLE 6
                 SECURITYHOLDER LISTS AND REPORTS BY THE ISSUER
                                AND THE TRUSTEE

         SECTION 6.01. Securityholder Lists. Each of the Issuer and the Guarantor covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Securities of each series:

         (a) semiannually, not later than each Interest Payment Date (in the case of any series having semiannual Interest Payment Dates) or not later than the dates determined pursuant to Section 2.01 (in the case of any series not having semiannual Interest Payment Dates) a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the Regular Record Date (or as of such other date as may be determined pursuant to Section 2.01 for such series) therefor, and

         (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Securities of a particular series specified by the Trustee as of a date not more than fifteen days prior to the time such information is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar any such list shall exclude names and addresses received by the Trustee in its capacity as Security Registrar, and if and so long as all of the Securities of any series are Registered Securities, such list shall not be required to be furnished.

         SECTION 6.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in
Section 6.01, (ii) received by the Trustee in its capacity as Security Registrar or a Paying Agent, or (iii) filed with it within the preceding two years pursuant to Section 5.04(c). The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

         (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders of Securities of a particular series (in which case the applicants must hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and it is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

               (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

               (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection
          (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or of the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection
(b).

         SECTION 6.03. Reports by the Issuer and the Guarantor. The Issuer and the Guarantor respectively covenant:

         (a) to file with the Trustee within fifteen days after the Issuer or the Guarantor, as the case may be, is required to file the same with the Securities and

Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Issuer or the Guarantor, as the case may be, may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer or the Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

         (b) to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents, and reports with respect to compliance by the Issuer and the Guarantor, as the case may be, with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

         (c) to transmit by mail to all the Holders of Securities of each series, as the names and addresses of such Holders appear on the Security Register, within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer or the Guarantor, as the case may be, with respect to each such series pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission; and

         (d) If Unregistered Securities of any series are outstanding, to file with the listing agent of the Issuer with respect to such series such documents and reports of the Issuer or the Guarantor, as the case may be, as may be required from time to time by the rules and regulations of any stock exchange on which such Unregistered Securities are listed.

         SECTION 6.04. Reports by the Trustee. (a) On or before April 1, 2002 and on or before April 1 of each year thereafter, so long as any Securities of any series are outstanding hereunder, the Trustee shall transmit to the Holders of Securities of such series, in the manner provided by Section 311(c) of the Trust Indenture Act of 1939, a brief report dated as of the preceding February 15, as may be required by Sections 311(a) and (b) of the Trust Indenture Act of 1939.

         (b) A copy of each such report shall, at the time of such transmission to Holder of Securities of a particular series, be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Securities and Exchange Commission. The Issuer agrees to notify the Trustee when and as the Securities of any series become listed on any stock exchange.



                                   ARTICLE 7
                              REMEDIES ON DEFAULT

         SECTION 7.01. Events of Default. In case one or more of the following Events of Default with respect to a particular series of Securities shall have occurred and be continuing, that is to say:

         (a) default in the payment of the principal of (or premium, if any, on) any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

         (b) default in the payment of any installment of interest, if any, or in the payment of any Additional Amounts upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

         (c) failure on the part of the Issuer or the Guarantor duly to observe or perform any other of the covenants or agreements on the part of the Issuer or the Guarantor applicable to such series of the Securities or contained in this Indenture for a period of ninety days after the date on which written notice of such failure, requiring the Issuer or the Guarantor to remedy the same, shall have been given to the Issuer or the Guarantor by the Trustee, or to the Issuer and the Guarantor and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time outstanding; or

         (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or the Guarantor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of ninety days; or

         (e) the Issuer or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Issuer or the Guarantor or for any substantial part of its property, or shall make any general assignment for the benefit of creditors;

then if an Event of Default described in clause (a), (b) or (c) shall have occurred and be continuing, and in each and every such case, unless the principal amount of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of all series affected thereby then outstanding hereunder, by notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Holders of such Securities) may declare the principal amount of all the Securities (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities) of the series affected thereby to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision of this Indenture or the Securities of such series contained to the contrary notwithstanding, or, if an Event of Default described in clause (d) or (e) shall have occurred and be continuing, and in each and every such case, either the Trustee or the Holders of not less than twenty-five per cent in aggregate principal amount of all the Securities then outstanding hereunder (voting as one class), by notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Holders of Securities), may declare the principal of all the Securities not already due and payable (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision in this Indenture or in the Securities to the contrary notwithstanding. The foregoing provisions, however, are subject to the conditions that if, at any time after the principal of the Securities of any one or more or all series, as the case may be, shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, and all Additional Amounts, if any, due upon all the Securities of such series or of all the Securities, as the case may be, and the principal of (and premium, if any, on) all Securities of such series or of all the Securities, as the case may be (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities), which shall have become due otherwise than by acceleration (with interest, if any, upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series, as the case may be (or, with respect to Original Issue Discount Securities at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration of such series, as the case may be), to the date of such payment or deposit), and such amount as shall be payable to the Trustee pursuant to Section 8.06, and any and all defaults under the Indenture shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Issuer, the Guarantor and to the Trustee, may waive all defaults with respect to that series or with respect to all Securities, as the case may be and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. If the principal of all Securities shall have been declared to be payable pursuant to this Section 7.01, in determining whether the Holders of a majority in aggregate principal amount thereof have waived all defaults and rescinded and annulled such declaration, all series of Securities shall be treated as a single class and the principal amount of Original Issue Discount Securities shall be deemed to be the amount declared payable under the terms applicable to such Original Issue Discount Securities.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such recission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer, Guarantor, Trustee and the Holders of Securities, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Guarantor, the Trustee and the Holders of Securities, as the case may be, shall continue as though no such proceedings had been taken.

         SECTION 7.02. Payment of Securities on Default; Suit Therefor. The Issuer covenants that (1) in case default shall be made in the payment of any installment of interest, if any, on any of the Securities of any series or any Additional Amounts in payable respect of any of the Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of any series, as and when the same shall have become due and payable, whether upon maturity of such series or upon redemption or upon declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee, for the benefit of the Holders of the Securities of such series, and the Coupons, if any, appertaining to such Securities, the whole amount that then shall have become due and payable on all such Securities of such series and such Coupons, for principal (and premium, if any) or interest, if any, or Additional Amounts, if any, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and, in addition thereto, such further amounts as shall be payable pursuant to
Section 8.06.

         In case the Issuer and the Guarantor shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer, the Guarantor or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer, the Guarantor or other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Issuer, the Guarantor or any other obligor upon Securities of any series under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Issuer, the Guarantor or such other obligor, or in case of any other judicial proceedings relative to the Issuer, the Guarantor or such other obligor, or to the creditors or property of the Issuer, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series), and premium, if any, interest, if any, and Additional Amounts, if any, owing and unpaid in respect of the Securities of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee under Section
8.06 and of the Holders of the Securities and Coupons of such series allowed in any such judicial proceedings relative to the Issuer, the Guarantor or other obligor upon the Securities of such series, or to the creditors or property of the Issuer or Guarantor or such other obligor, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders of such series and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of the Securities and Coupons of such series to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders of such series, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or Coupons appertaining to such Securities, or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining thereto.

         In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 7.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to Section 7.02 shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, if any, upon presentation of the several Securities and Coupons in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         FIRST: To the payment of the amounts payable to the Trustee pursuant to
Section 8.06;

         SECOND: In case the principal of the Securities in respect of which moneys have been collected shall not have become due, to the payment of interest, if any, and Additional Amounts, if any, on the Securities of such series in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest, if any, and Additional Amounts, if any, specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration), such payments to be made ratably to the persons entitled thereto, without discrimination or preference; and

         THIRD: In case the principal of the Securities in respect of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal (and premium, if any), interest, if any, and Additional Amounts, if any, without preference or priority of principal (and premium, if any), over interest, if any, and Additional Amounts, if any, or of interest, if any, and Additional Amounts, if any, over principal (and premium, if any), or of any installment of interest, if any, or Additional Amounts, if any, over any other installment of interest, if any, or Additional Amounts, if any, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal (and premium, if any), and accrued and unpaid interest, if any, and Additional Amounts, if any.

         SECTION 7.04. Proceedings by Securityholders. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then outstanding or, in the case of any Event of Default described in Section 7.01(d) or 7.01(e), twenty-five per cent in aggregate principal amount of all the Securities at the time outstanding (voting as one class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.06; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue of or by availing himself of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities and Coupons. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Security to receive payment of the principal of (and premium, if any) and interest, if any, and Additional Amounts, if any, on such Security or Coupon, on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. With respect to Original Issue Discount Securities, principal shall mean such amount as shall be due and payable be specified in the terms of such Securities.

         SECTION 7.05. Remedies Cumulative and Continuing. All powers and remedies given by this Article Seven to the Trustee or to the Holders of Securities or Coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of Securities or Coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities or Coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons, as the case may be.

         SECTION 7.06. Direction of Proceedings. The Holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (i) such direction shall not be in conflict with any rule of law or with this Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction and (iii) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceedings so directed would be prejudicial to the Holders not joining in such direction or may not lawfully be taken or if the Trustee in good faith by its board of directors or executive committee or a trust committee of directors or trustees and/or responsible officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability.

         Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of the Securities of such series at the time outstanding may on behalf of the Holders of all of the Securities of such series waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of (premium, if any) or interest, if any, or Additional Amounts, if any, on any Securities of such series or in respect of a covenant or provision hereof which may not be modified or amended without the consent of the Holders of each outstanding Security of such series affected. Upon any such waiver the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.06, said default or Event of Default shall for all purposes of the Securities of such series and this Indenture be deemed to have been cured and to be not continuing.

         SECTION 7.07. Notice of Defaults. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York (and, if required by Section 5.04, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of that series are then outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 6.04, by mailing such notice to such Holders at such addresses and (iii) to all Holders of then outstanding Registered Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to be the events specified in Sections 7.01(a), 7.01(b), 7.01(c), 7.01(d) and 7.01(e) and any additional events specified in the terms of any series of Securities pursuant to Section 2.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in Section 7.01(c) or in the terms of any Securities established pursuant to Section 2.01); and provided that, except in the case of default in the payment of the principal of (premium, if any), interest, if any, or Additional Amounts, if any, on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities of such series.

         SECTION 7.08. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholders of any series, or group of such Securityholders, holding in the aggregate more than ten percent in aggregate principal amount of all Securities (voting as one class), or to any suit instituted by any Securityholders for the enforcement of the payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any on any Security on or after the due date expressed in such Security.

                                   ARTICLE 8
                             CONCERNING THE TRUSTEE

         SECTION 8.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default of a particular series and after the curing of all Events of Default of such series which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to a particular series has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (a) prior to the occurrence of an Event of Default with respect to a particular series and after the curing of all Events of Default with respect to such series which may have occurred:

               (i) the duties and obligations of the Trustees with respect to such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 7.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         No provision of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 8.02. Reliance on Documents, Opinions, Etc. Subject to the provisions of Section 8.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, Coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Issuer or the Guarantor, as the case may be, mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Issuer or the Guarantor, as the case may be, by the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or the President or any Executive Vice President or any Senior Vice President or any Vice President or the Treasurer and by the Secretary or any Assistant Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and a Board Resolution of the Issuer or the Guarantor may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Issuer or the Guarantor, as the case may be;

         (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred therein or thereby;

         (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder; and

         (g) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

         SECTION 8.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Securities and the Guarantees, other than the Trustee's certificate of authentication, shall be taken as the statements of the Issuer or the Guarantor, as the case may be, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or of the Guarantees, provided that the Trustee shall be relieved of its duty to authenticate Securities or Guarantees only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

         SECTION 8.04. Ownership of Securities or Coupons. The Trustee or any agent of the Issuer, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not Trustee, or an agent of the Issuer, the Guarantor or the Trustee.

         SECTION 8.05. Moneys to Be Held in Trust. Subject to the provisions of
Section 13.04 hereof, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent or agent of the Issuer or the Guarantor shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Issuer to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Issuer, signed by its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Executive Vice President or any Senior Vice President or any Vice President or its Treasurer or any Assistant Treasurer.

         SECTION 8.06. Compensation and Expenses of Trustee. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation, and, except as otherwise expressly provided the Issuer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation, expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances hereon. The Issuer also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Issuer under this Section to compensate the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons.

         SECTION 8.07. Officers' Certificate as Evidence. Subject to the provisions of Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate of the Issuer or the Guarantor delivered to the Trustee, and such

Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 8.08. Conflicting Interest of Trustee. (a) The Trustee shall comply with Section 310(b) of the Trust Indenture Act of 1939.

         [(b) The Indenture dated as of December 7, 1995, between the Guarantor and Citibank, N.A. shall be deemed to be specifically described herein for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act of 1939.]

         SECTION 8.09. Eligibility of Trustee. There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia, which (a) is authorized under such laws to exercise corporate trust powers and (b) is subject to supervision or examination by Federal, State, Territorial or District of Columbia authority and (c) shall have at all times a combined capital and surplus of not less than twenty-five million dollars. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

         SECTION 8.10. Resignation or Removal of Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may, upon sixty days written notice to the Issuer and the Guarantor, at any time resign with respect to one or more or all series by giving written notice of resignation to the Issuer and the Guarantor (i) if any Unregistered Securities of a series affected are then outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in London (and, if required by Section 5.04, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee as described in Section
6.04 at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then outstanding Registered Securities of each series affected at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation the Issuer and the Guarantor shall promptly appoint a successor trustee with respect to the applicable series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer and the Guarantor, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation to the Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 7.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur: (i) the Trustee shall fail to comply with the provisions of subsection 8.08(a) with respect to any series of Securities after written request therefor by the Issuer, the Guarantor or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months, or

               (ii) the Trustee shall cease to be eligible in accordance with the provision of Section 8.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Issuer, the Guarantor or by any such Securityholder, or

               (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Issuer and the Guarantor may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee with respect to such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer and the Guarantor, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.08, any Securityholder of such series who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.


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



         (c) The Holders of a majority in aggregate principal amount of the Securities of all series (voting as one class) at the time outstanding may at any time remove the Trustee with respect to Securities of all series and appoint a successor trustee with respect to the Securities of all series.

         (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

         SECTION 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Issuer, the Guarantor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer, the Guarantor or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Issuer and the Guarantor shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 8.06.

         In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such


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



trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Issuer shall give notice of the succession of such trustee hereunder (a) if any Unregistered Securities of a series affected are then outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 5.04, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 6.04, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the Issuer fails to mail such notice in the prescribed manner within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so given at the expense of the Issuer.

         SECTION 8.12. Successor by Merger, Etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section
8.08 and eligible under the provisions of Section 8.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 8.13. Limitations on Rights of Trustee as Creditor. The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939.


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



                                   ARTICLE 9
                         CONCERNING THE SECURITYHOLDERS

         SECTION 9.01. Action by Securityholders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders. In determining whether the Holders of a specified percentage in aggregate principal amount of the Securities have taken any action (including the making of any demand or request, the waiving of any notice, consent or waiver or the taking of any other action), the principal amount of any Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable upon an Event of Default pursuant to the terms of such Original Issue Discount Security at the time the taking of such action is evidenced to the Trustee.

         SECTION 9.02. Proof of Execution by Securityholders. Subject to the provisions of Sections 8.01, 8.02 and 10.05, proof of the execution of any instrument by a Securityholder or its agent or proxy shall be sufficient if made in the following manner:

         (a) In the case of Holders of Unregistered Securities, the fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of a Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Securities of one or more series specified therein. The holding by the person named in any such certificate of any Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security of such series specified in such certificate shall be produced by some other person, or (3) the Security of such series specified in such certificates shall have ceased to be outstanding. Subject to Sections 8.01, 8.02 and 10.05, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

         (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

         SECTION 9.03. Who Are Deemed Absolute Owners. The Issuer, the Guarantor, the Trustee, any paying agent, any transfer agent and any Security Registrar may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and the Issuer, the Guarantor, the Trustee, any paying agent, any transfer agent and any Security Registrar shall not be affected by any notice to the contrary. The Issuer, the Guarantor, the Trustee, any paying agent, any transfer agent and any Security Registrar may, subject to Section 2.04 hereof, treat the person in whose name a Registered Security shall be registered upon the Security Register as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and the Issuer, the Guarantor, the Trustee, any paying agent, any transfer agent and any Security Registrar shall not be affected by any notice to the contrary.

         SECTION 9.04. Corporation or Guarantor Owned Securities Disregarded. In determining whether the Holders of the required aggregate principal amount of


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



Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or Guarantor or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or Guarantor, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or Guarantor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 9.05. Revocation of Consents; Future Securityholders Bound. At any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the identifying number of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Security issued in exchange or substitution therefor irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantor, the Trustee and the Holders of all the Securities of each series intended to be affected thereby.

         SECTION 9.06. Securities in a Foreign Currency. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.01 of this Indenture with respect to a particular series of Securities, on any day when for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of two or more series of outstanding Securities and, at such time, there are outstanding Securities of at least one such series which are denominated in a coin or currency other than that of at least one other such series, then the principal amount of Securities of each such series (other than any such series denominated in U.S. Dollars) which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of U.S. Dollars that could be obtained for such amount at the Market Exchange

Rate. For purposes of this Section 9.06, Market Exchange Rate shall mean the noon U.S. Dollar buying rate for that currency for cable transfers quoted in The City of New York on such day as certified for customs purposes by the Federal Reserve Bank of New York. If such Market Exchange Rate is not available for any reason with respect to such currency, the Issuer shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York, as of the most recent available date. The provisions of this paragraph shall apply in determining the equivalent number of votes which each Securityholder or proxy shall be entitled to pursuant to Section
10.05 in respect of Securities of a series denominated in a currency other than U.S. Dollars.

         All decisions and determinations of the Issuer regarding the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Issuer and all Holders.



                                   ARTICLE 10
                           SECURITYHOLDERS' MEETINGS

         SECTION 10.01. Purposes of Meetings. A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

         (a) to give any notice to the Issuer, the Guarantor or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Seven;

         (b) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Eight;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

         (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

         SECTION 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of any or all series to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any or all series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given (a) if any Unregistered Securities of a series that may be affected by the action proposed to be taken at such meeting are then outstanding, to all Holders thereof, by publication at least twice in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least twice in an Authorized Newspaper in London (and, if required by Section 5.04, at least twice in an Authorized Newspaper in Luxembourg) prior to the date fixed for the meeting, the first publication, in each case, to be not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and the last publication to be not more than five days prior to the date fixed for the meeting, (b) if any Unregistered Securities of a series that may be affected by the action proposed to be taken at such meeting are then outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 6.04, by mailing such notice to such Holders at such addresses, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and (c) to all Holders of then outstanding Registered Securities of each series that may be affected by the action proposed to be taken at such meeting, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting. Failure of any Holder or Holders to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of all or any series shall be valid without notice if the Holders of all such Securities outstanding, the Issuer, the Guarantor and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting. The Trustee may fix, in advance, a date as the record date for determining the holders entitled to notice of or to vote at any such meeting at not less than twenty or more than one hundred eighty days prior to the date fixed for such meeting.

         SECTION 10.03. Call of Meetings by Issuer, Guarantor or Securityholders. In case at any time the Issuer or Guarantor, pursuant to a Board Resolution, or the Holders of at least ten percent in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series to take any action authorized in Section 10.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or published as provided in Section 10.02, the notice of such meeting within thirty days after receipt of such request, then the Issuer, the Guarantor or the Holders of such Securities in the amount above specified may determine the time and the place in said Borough of Manhattan or London for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02.

         SECTION 10.04. Qualification for Voting. To be entitled to vote at any meeting of Securityholders a person shall be a Holder of one or more Securities of a series with respect to which a meeting is being held or a person appointed by an instrument in writing as proxy by such a Holder. The only persons who shall be entitled to be present or to speak at any meeting of the Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer or Guarantor and their counsel.

         SECTION 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer, the Guarantor or by Securityholders as provided in Section 10.03, in which case the Issuer, the Guarantor or the Securityholder calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

         Subject to the provisions of Sections 9.01 and 9.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each U.S.$1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting not to be outstanding. The chairman of the meeting shall have no right to vote except as a Securityholder or proxy. Any meeting of Securityholders duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

         SECTION 10.06. Voting. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballot on which shall be subscribed the signatures of the Securityholders or proxies and on which shall be inscribed


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the identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavit by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer, the Guarantor and the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.



                                   ARTICLE 11
                            SUPPLEMENTAL INDENTURES

         SECTION 11.01. Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by Board Resolution, and the Guarantor when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939) for one or more of the following purposes:

          (a) to evidence the succession of another corporation to the Issuer or to the Guarantor, or successive successions, and the assumption by any successor corporation of the covenants, agreements and obligations of the Issuer or the Guarantor, pursuant to Article Twelve hereof;

          (b) to add to the covenants of the Issuer or of the Guarantor such further covenants, restrictions, conditions or provisions as the Board of Directors of the Issuer and the Board of Directors of the Guarantor, as the case may be, and the Trustee shall consider to be for the protection of the Holders of Securities of any or all series, or the Coupons appertaining to such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of




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



Default with respect to any or all series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth, with such period of grace, if any, and subject to such conditions as such supplemental indenture may provide;

          (c) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities of any series in bearer form, registrable or not registrable as to principal, and with or without interest Coupons, and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose, and to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of uncertificated Securities of any series;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the Holders of any series of Securities or any Coupons appertaining to such Securities;

          (e) to evidence and provide for the acceptance and appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add or change any provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to Section 8.11;

          (f) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.03; and

          (g) to change or eliminate any provision of this Indenture, provided that any such change or elimination (i) shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or
(ii) shall not apply to any Security outstanding.

         The Trustee is hereby authorized to join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such


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supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed by the Issuer, the Guarantor and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 11.02.

         SECTION 11.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Section 9.01) of the Holders of not less than a majority in the aggregate principal amount of the Securities of all series at the time outstanding affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a Board Resolution, and the Guarantor, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indentures or modifying in any manner the rights of the Holders of the Securities of each such series or any Coupons appertaining to such Securities; provided, however, that no such supplemental indenture shall
(i) change the fixed maturity of any Securities, or reduce the principal amount thereof (or premium, if any), or reduce the rate or extend the time of payment of any interest or Additional Amounts thereon or reduce the amount due and payable upon acceleration of the maturity thereof or the amount provable in bankruptcy, or make the principal of (premium, if any) or interest, if any, or Additional Amounts, if any, on any Security payable in any coin or currency other than that provided in such Security, (ii) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date therefor) or (iii) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such supplemental indenture, or the percentage required for the consent of the Holders pursuant to Section 7.01 to waive defaults, without the consent of the Holder of each Security so affected.

         Upon the request of (i) the Issuer, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Issuer and (ii) the Guarantor, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Guarantor, authorizing, in each case, the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee


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



may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution and delivery by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice of such supplemental indenture (i) to the Holders of then outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Unregistered Securities of a series affected thereby are then outstanding, to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 6.04, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then outstanding, to all Holders thereof, if by publication of a notice thereof at least once in an Authorized Newspaper in London (and, if required by Section 5.04, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail or publish such notice, or any defect therein, shall not, however in any way impair or affect the validity of any such supplemental indenture.

         SECTION 11.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Eleven shall comply with the Trust Indenture Act of 1939. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         The Trustee, subject to the provisions of Sections 8.01 and 8.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Eleven.


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



         SECTION 11.04. Notation on Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provision of this Article Eleven may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Issuer and the Board of Directors of the Guarantor, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, shall have the Guarantees endorsed thereon, shall be authenticated by the Trustee and delivered, without charge to the Securityholders, in exchange for the Securities of such series then outstanding.



                                   ARTICLE 12
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         SECTION 12.01. Issuer May Consolidate, Etc., on Certain Terms. (a) The Issuer covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, unless (i) either the Issuer shall be the continuing corporation, or the successor corporation (which may be the Guarantor) shall be a corporation organized and existing under the laws of the United States of America or Canada or a state or province thereof, as the case may be, and such corporation shall expressly assume the due and punctual payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on all the Securities and any Coupons, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, (ii) if such successor corporation is not the Guarantor, the Guarantor shall unconditionally guarantee any amounts payable pursuant to obligations assumed under subclause 12.01(a)(i) above and (iii) the Issuer or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

          (b) The Guarantor, or any wholly-owned subsidiary of the Guarantor organized and existing under the laws of the United States of America or Canada or a state or province thereof, as the case may be, may, without merging or consolidating with or acquiring all or substantially all of the assets of the Issuer, assume the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any interest and any Additional Amounts on all the Securities, according to their tenor, and the due and punctual


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



performance of all of the covenants and obligations of the Issuer under the Securities and, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by the Guarantor, provided that (i) if such successor corporation is not the Guarantor, the Guarantor shall unconditionally guarantee any amounts payable pursuant to obligations assumed under clause 12.01(b), (ii) the Trustee shall have received the documentation required by this Section 12.01(b), (iii) such successor corporation shall not, immediately after such assumption, be in default in the performance of any covenants or obligations of the Issuer under the Securities of this Indenture, and (iv) the Guarantor has delivered to the Trustee an Opinion of Counsel stating that (A) the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the outstanding Securities and any related Coupons will not recognize income, gain or loss for Federal income tax purposes as a result of such assumption and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such assumption had not occurred.

         SECTION 12.02. Successor Corporation Substituted. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of General Motors Nova Scotia Finance Company, any or all of the Securities, and any Coupons appertaining thereto, issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities or Coupons which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, having the Guarantees endorsed thereon and any Securities or Coupons which such successor corporation thereafter shall cause to be signed and delivered, with the Guarantees of the Guarantor endorsed thereon, to the Trustee for that purpose. All of the Securities, and any Coupons appertaining thereto, so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities or Coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities, and any Coupons appertaining thereto, had been issued at the date of the execution hereof.


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



         In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

         SECTION 12.03. Merger, Consolidation or Sale of Assets by the Guarantor. The Guarantor covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, unless (i) the successor or continuing corporation, or the successor person, firm or corporation, as the case may be, expressly assumes the due and punctual performance of the Guarantees, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture and the Securities and the Guarantee to be performed by the Guarantor by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) such successor corporation, shall not immediately after such merger or consolidation, or such sale, conveyance or lease, be in default in the performance of any such covenant or condition.

         SECTION 12.04. Successor Corporation to the Guarantor. In the case of any such consolidation, merger, sale or conveyance and upon any such assumption of the obligations and covenants under the Guarantees and this Indenture by the successor corporation, such successor corporation shall succeed to and be substituted for the Guarantor, with the same effect as if it had been named herein and in each of the Guarantees endorsed upon the Securities as the Guarantor, the Guarantor shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities; the Guarantor as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated; and such changes in phraseology and form (but not in substance) may be made in the Guarantees endorsed on the Securities thereafter to be issued as may be appropriate.

         SECTION 12.05. Opinion of Counsel to Be Given Trustee. The Trustee, subject to the provisions of Sections 8.01 and 8.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Twelve.


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



                                   ARTICLE 13
           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

         SECTION 13.01. Discharge of Indenture . If at any time (a) the Issuer or the Guarantor shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.06) or (b) all such Securities of such series and any Coupons appertaining to such Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Issuer or the Guarantor shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 13.04) sufficient to pay at maturity or upon redemption all Securities of such series and all Coupons appertaining to such Securities not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any), interest, if any, and Additional Amounts, if any, due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to such series, then this Indenture shall cease to be of further effect with respect to the Securities of such series or any Coupons appertaining to such Securities, and the Trustee, on demand of and at the cost and expense of the Issuer and subject to Section 15.04, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Securities of such series and all Coupons appertaining to such Securities. Each of the Issuer and the Guarantor agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities of such series or any Coupons appertaining to such Securities.

         SECTION 13.02. Satisfaction, Discharge and Defeasance of Securities of Any Series. If pursuant to Section 2.01 provision is made for the defeasance of Securities of a series, then the provisions of this Section 13.02 shall be applicable except as otherwise specified as contemplated by Section 13.04 for Securities of such series. At the Issuer or the Guarantor's option, either (a) the Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the outstanding Securities of any such series and the Trustee, at the expense of the Issuer or the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness or (b) the Issuer and the Guarantor shall cease to be under any obligation to comply with any term, provision, condition or covenant specified as contemplated by Section 2.01, when


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



          (i)   either

                       (A) with respect to all outstanding Securities of such
                  series,

                                (1) the Issuer or the Guarantor has deposited
                           or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount (in such currency in which such outstanding Securities and any related Coupons are then specified as payable at stated maturity) sufficient to pay and discharge the entire indebtedness of all outstanding Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, to the stated maturity or any redemption date as contemplated by the last paragraph of this Section 13.02, as the case may be; or

                                (2) the Issuer or the Guarantor has deposited
                           or caused to be deposited with the Trustee as obligations in trust for the purpose such amount of direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is fully guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon (but without reinvesting any proceeds thereof), be sufficient to pay and discharge the entire indebtedness on all outstanding Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, to the stated maturity or any redemption date as contemplated by the last paragraph of this Section 13.02, as the case may be; or

                       (B) the Issuer and the Guarantor has properly fulfilled
                  such other terms and conditions to the satisfaction and discharge as is specified, as contemplated by Section 2.01, as applicable to the Securities of such series; and

               (ii) the Issuer or the Guarantor has paid or caused to be paid all other sums payable with respect to the outstanding Securities of such series; and




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




               (iii) the Issuer or the Guarantor has delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the outstanding Securities and any related Coupons will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

               (iv) the Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all outstanding Securities of any such series have been complied with.

         Any deposits with the Trustee referred to in Section 13.02(b)(i)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any outstanding Securities of such series are to be redeemed prior to their stated maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement or otherwise, the applicable escrow trust agreement shall provide therefor and the Issuer or the Guarantor shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer.

         SECTION 13.03. Deposited Moneys to Be Held in Trust by Trustee. All moneys deposited with the Trustee pursuant to Section 13.01 or 13.02 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities and of any Coupons appertaining to such Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any), interest, if any, and Additional Amounts, if any.

         SECTION 13.04. Paying Agent to Repay Moneys Held. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series all moneys with respect to such Securities then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuer or the


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



Guarantor, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

         SECTION 13.05. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on any Security and not applied but remaining unclaimed for two years after the date upon which such principal (and premium, if any), interest, if any, and Additional Amounts, if any, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such paying agent on demand, and the Holder of such Security or any Coupon appertaining to such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment in respect of Unregistered Securities of any series, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London (and, if required by Section 5.04, once in an Authorized Newspaper in Luxembourg), notice that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.



                                   ARTICLE 14
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,

         SECTION 14.01. Indenture and Securities Solely Corporate Obligations. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any covenant or agreement contained in this Indenture, or in any Security, or in any Guarantee, or because of any indebtedness evidenced thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, as such, of the Issuer or the Guarantor or of any successor of them, either directly or through the Issuer or the Guarantor or any successor of them, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance


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



of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities and Coupons.



                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

         SECTION 15.01. Benefits of Indenture Restricted to Parties and Securityholders. Nothing in this Indenture, the Guarantees or in the Securities or Coupons, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities or Coupons, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons.

         SECTION 15.02. Provisions Binding on Issuer and Guarantor's Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer or the Guarantor shall bind its successors and assigns, whether so expressed or not.

         SECTION 15.03. Addresses for Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid first class mail in a post office letter box addressed (until another address is filed by the Issuer with the Trustee), as follows: General Motors Nova Scotia Finance Company, 1908 Colonel Sam Street, Oshawa, ON L1H 8P7, with a copy to the Guarantor to the attention of its Treasurer, and in case of the Guarantor, addressed (until another address of the Guarantor is filed by the Guarantor with the Trustee) to General Motors Corporation, 767 Fifth Avenue, New York, New York 10153. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at its Corporate Trust Office, which is at the date of this Indenture, [ ], except that for purposes of presentation of Securities for payment or registration of transfer or exchange, such term means the office or agency which at any particular time its corporate agency business shall be conducted, which at the date of this Indenture is [ ].

         SECTION 15.04.  Evidence of Compliance with Conditions Precedent.
Upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition;
(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 15.05. Legal Holidays. In any case where the date of maturity of any interest, premium or Additional Amounts on or principal of the Securities or the date fixed for redemption of any Securities shall not be a Business Day in a city where payment thereof is to be made, then payment of any interest, premium or Additional Amounts on, or principal of such Securities need not be made on such date in such city but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         SECTION 15.06. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

         SECTION 15.07. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 15.08. New York Contract. This Indenture and each Security and each Guarantee shall be deemed to be a contract made under the laws of the

State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law and except as may otherwise be required by mandatory provisions of law. Any claims or proceedings in respect of this Indenture shall be heard in a federal or state court located in the State of New York. The Issuer hereby appoints the Guarantor as its agent for service of process in New York.

         SECTION 15.09. Submission to Jurisdiction; Service of Process. The Issuer irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Indenture or for recognition or enforcement of any judgment rendered against it in connection with this Indenture may be brought in any Federal or New York State court sitting in the Borough of Manhattan, and irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in person, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. The Issuer hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. Nothing contained herein shall limit any right to bring any legal action or proceeding in any other court of competent jurisdiction. The Issuer hereby appoints the Guarantor as its agent for service of process in New York.

         SECTION 15.10. Judgment Currency. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purposes of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the date on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency(i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required

Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

         SECTION 15.11. Severability of Provisions. Any prohibition, invalidity or unenforceability of any provision of this Indenture in any jurisdiction shall not invalidate or render unenforceable the remaining provisions hereto in such jurisdiction and shall not invalidate or render unenforceable such provisions in any other jurisdiction.

         SECTION 15.12. Issuer and Guarantor Released from Indenture Requirements under Certain Circumstances. Whenever in this Indenture the Issuer or the Guarantor shall be required to do or not to do anything so long as any of the Securities of any series shall be Outstanding, the Issuer or the Guarantor, as the case may be, shall, notwithstanding any such provision, not be required to comply with such provisions if it shall be entitled to have this Indenture satisfied and discharged pursuant to the provisions hereof, even though in either case the Holders of any of the Securities of that series shall have failed to present and surrender them for payment pursuant to the terms of this Indenture.

         Citibank, N.A., the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be affixed hereunto, and the same to be attested by their duly authorized officers, all as of the day and year first above written.

[Corporate Seal]                    GENERAL MOTORS NOVA SCOTIA
                                    FINANCE COMPANY


Attest:                                     By:
                                               ---------------------------------



[Corporate Seal]                    GENERAL MOTORS CORPORATION


Attest:                                     By:
                                               ---------------------------------



[Corporate Seal]                    CITIBANK, N.A.

Attest:                                     By:
                                               ---------------------------------

STATE OF NEW YORK          )
                                    ) ss.:
COUNTY OF NEW YORK                  )


         On the ____day of [ ], 2001 before me personally came __________________, to me known, who, being by me duly sworn, did depose
and say that                        he/she              resides
at __________________________________________________________,       that
he/she is the _______________________ of General Motors Nova Scotia Finance Company, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said Issuer; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Issuer, and that he/she signed his/her name thereto by like authority.

[SEAL]


Notary Public



STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


         On the ____day of [ ], 2001 before me personally came __________________, to me known, who, being by me duly sworn, did depose
and say that                        he/she                 resides
at __________________________________________________________,       that
he/she is the _______________________ of General Motors Corporation, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said Guarantor; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Guarantor, and that he/she signed his/her name thereto by like authority.

[SEAL]



Notary Public

STATE OF NEW YORK          )
                           ) ss.
COUNTY OF NEW YORK         )


         On the day of  [                ], 2001 before me  personally  came
______________, to me known, who, being by me duly sworn, did depose and
say that                   he/she                       resides               at
__________________________________________________________,       that
he/she is a _____________________ of Citibank, N.A., one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.

[SEAL]



Notary Public

                                                                      Exhibit 1
                                                                      R-

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                   GENERAL MOTORS NOVA SCOTIA FINANCE COMPANY

                          % Notes Due            CUSIP

GENERAL MOTORS NOVA SCOTIA FINANCE COMPANY, a Nova Scotia unlimited liability company (hereinafter called the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of
    DOLLARS ($ ) at the office or agency of the Issuer for such purpose in the Borough of Manhattan, The City of New York, on , in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at the rate of % per annum at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, in like coin or currency from the day of or as the case may be, to which interest on the Global Notes has been paid preceding the date hereof (unless the date hereof is or , to which interest has been paid, in which case from the date hereof, or unless no interest has been paid on the Global Notes since the original issuance of this Global Note, in which case from ), semi-annually on and
          , until payment of said principal sum has been made or duly provided
for.  [The first payment to be made on         is in respect of the period from
           to          .] Notwithstanding the foregoing, if the date hereof is
after         or        , as the case may be, and before the following        or
        , this Global Note shall bear interest from such    or ; provided,
however, that if the Issuer shall default in the payment of interest due on such or , then this Global Note shall bear interest from the next preceding or to which interest has been paid or, if no interest has been paid on the Global
Notes since the original issuance of the Global Notes, from                  .
The interest so payable on any or will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Global Note is registered at the close of business on the last day of the calendar month preceding such or . At the option of the Issuer, interest may be paid by check to the registered holder hereof entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered holder hereof or other person entitled thereto against surrender of this Global Note.

This Global Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of [ ], 2001 (herein called the "Indenture"), duly executed and delivered by the Issuer, as issuer, General Motors Corporation, as guarantor (the "Guarantor") to Citibank, N.A. (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as in the Indenture provided. This Global Note is one of Global Notes which together represent all of the Issuer's % Notes Due , initially limited in aggregate principal amount to $ . The Global Notes will bear interest, calculated on the basis of a 360-day year consisting of twelve 30-day months.

In case an Event of Default with respect to the % Notes Due , as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or make the principal of or interest thereon payable in any coin or currency other than United States dollars, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Global Note issued upon the registration of transfer hereof or in lieu hereof, whether or not notation for such consent or waiver is made upon this Global Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the place, at the respective times, at the rate, and in the coin or currency, herein prescribed.

The Issuer may from time to time, without notice to or the consent of the registered holders of the Global Notes, create and issue further notes ranking pari passu (the "further Notes") with the Global Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Notes or except for the first payment if interest following the issue date of such further Notes) and having endorsed thereon the guarantees of the Guarantor so that such further Notes may be consolidated and form a single series with the Global Notes and have the same terms as to status, redemption or otherwise as the Global Notes.

This Global Note may not be redeemed prior to maturity, except as provided below.

If, as a result of any change in or amendment to the laws (including any regulations or rulings promulgated thereunder) of Canada or any political subdivision thereof or therein affecting taxation, or any change in the official application or interpretation of such laws, including any official proposal for such a change, amendment or change in the application or interpretation of such laws, which change, amendment, application or interpretation is announced or becomes effective after , 2001 or which proposal is made after such date, or as a result of any action taken by any taxing authority of Canada which action is taken or becomes generally known after such date, there is, in such case, in the written opinion of independent legal counsel of recognized standing to the Issuer or Guarantor (as applicable), a material increase in the probability that the Issuer has or may become obligated to pay Canadian Additional Amounts (as described below), and the Issuer or Guarantor (as applicable) in its business judgment, determines that such obligation cannot be avoided by the use of reasonable measures available to the Issuer, this Global Note may be redeemed, as a whole but not in part, at the option of the Issuer or Guarantor (as applicable) at any time thereafter, upon notice to the Trustee and the holders of the Global Notes in accordance with the provisions of the Indenture at a redemption price equal to 100% of the principal amount of the Global Notes to be redeemed together with accrued interest thereon to the date fixed for redemption.

All payments of principal, premium, if any, and interest, if any, in respect of the notes will be made without withholding of or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the government of Canada or any political subdivision thereof, or any authority or agency therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law or the application or interpretation thereof. If such withholding or deduction is so required, General Motors Nova Scotia Finance Company shall pay (subject to General Motors Nova Scotia Finance Company's right of redemption referred to above) as additional interest such Canadian additional amounts as may be necessary in order that the net amounts received by the holders of notes after such withholding or deduction shall equal the net payment in respect of such notes which would have been received by them in respect of the notes, in the absence of such withholding or deduction; except that no Canadian additional amounts shall be payable with respect to any note presented for payment:

         (a) by or on behalf of a holder in respect of whom such taxes, duties, assessments or governmental charges are required to be withheld or deducted by reason of the holder being a person with whom General Motors Nova Scotia Finance Company is not dealing at arm's length within the meaning of the Income Tax Act (Canada);

         (b) by or on behalf of a holder who is subject to such taxes, duties, assessments or governmental charges by reason of such holder's being resident or deemed to be resident in Canada or otherwise than merely by the holding or use or deemed holding or use outside Canada or ownership as a non-resident of Canada of such note; or

         (c) more than 10 days after the later of (a) the date on which payment in respect of the notes becomes due and payable and (b) if the full amount of monies payable on such date has not been received by the Paying Agent on or prior to such date, except to the extent that the holder thereof would have been entitled to such Canadian additional amounts on presenting such note for payment on the last day of such period of 10 days.

The Global Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as specifically provided herein, the Issuer shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

[The Global Notes will be redeemable at any time, at the Issuer's option, in whole or in part, on not less than 30 nor more than 60 days' prior notice, prior to their maturity at a redemption price equal to the sum of the principal amount of the Global Notes, the Make-Whole Amount described below and any accrued and unpaid interest to the date of redemption. Holders of record on a record date that is on or prior to a redemption date will be entitled to receive interest due on the interest payment date.

The term "Make-Whole Amount" means, the excess, if any, of (i) the aggregate present value as of the date of the redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting, on a semiannual basis, the remaining principal and interest at the Reinvestment Rate described below (determined on the third business day preceding the date notice of redemption is given) from the dates on which the principal and interest would have been payable if the redemption had not been made, to the date of redemption, over (ii) the aggregate principal amount of the Global Notes being redeemed.

The term "Reinvestment Rate" means % plus the arithmetic mean of the yields under the heading "Week Ending" published in the most recent weekly Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest tenth) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to the maturity, yields for the two published maturities most closely corresponding to the maturity would be so calculated and the Reinvestment Rate would be interpolated or extrapolated on a straight-line basis, rounding to the nearest tenth. The most recent Statistical Release published prior to the date of determination of the Make-Whole Amount will be used for purposes of calculating the Reinvestment Rate.

The Make-Whole Amount will be calculated by an independent investment banking institution of national standing appointed by the Issuer. If the Issuer fails to make the appointment at least 45 business days prior to the date of redemption, or if the institution is unwilling or unable to make the calculation, the calculation will be made by an independent investment banking institution of national standing appointed by the Trustee.

If the Reinvestment Rate is not available as described above, the Reinvestment Rate will be calculated by interpolation or extrapolation of comparable rates selected by the independent investment banking institution.

In the case of any partial redemption, selection of the Global Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Global Notes are listed or, if the Global Notes are not listed on a national securities exchange, by lot or by such other method as the Trustee in its sole discretion deems to be fair and appropriate.]

Upon due presentment for registration of transfer of this Global Note at the office or agency designated and maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, pursuant to the provisions of the Indenture, a new Global Note for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Holder in whose name this Global Note is registered as the absolute owner of this Global Note (whether or not this Global Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions contained herein, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Issuer or the Guarantor in the Indenture or any indenture supplemental thereto or in any Note or Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or the Guarantor or of any successor corporation of either of them, either directly or through the Issuer or the Guarantor or any successor corporation of either of them, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The Guarantee of the Guarantor is endorsed below.

This Global Note is governed by the laws of the State of New York.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

This Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

WITNESS THE SEAL OF THE ISSUER AND THE SIGNATURES OF ITS DULY AUTHORIZED
OFFICERS.

                                            GENERAL MOTORS NOVA SCOTIA
                                            FINANCE COMPANY
Dated:

                                            By:____________________________
                                               Title:
[SEAL]

                                            By:____________________________
                                               Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

CITIBANK, N.A.
  AS TRUSTEE,

By:___________________________________
     Authorized Agent

                                FOR VALUE RECEIVED the undersigned hereby sells,
                                             assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

___________________________________

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________
the within Global Note of GENERAL MOTORS NOVA SCOTIA FINANCE
COMPANY and hereby irrevocably constitutes and appoints

____________________________________________________________________ attorney to transfer said Global Note on the books of the within-named Issuer, with full power of substitution in the premises.

Dated:___________________________


                                    SIGN HERE        ___________________________
                                                     NOTICE: THE SIGNATURE OF
                                                     THIS ASSIGNMENT MUST
                                                     CORRESPOND WITH THE NAME
                                                     AS WRITTEN UPON THE FACE
                                                     OF THE WITHIN INSTRUMENT
                                                     IN EVERY PARTICULAR
                                                     WITHOUT ALTERATION OR
                                                     ENLARGEMENT OR ANY CHANGE
                                                     WHATEVER.

                                                     SIGNATURE GUARANTEED

                              [FORM OF GUARANTEE]

         General Motors Corporation (the "Guarantor") hereby unconditionally guarantees to the holder of this Note duly authenticated and delivered by the Trustee, the due and punctual payment of the principal, and premium, if any, of (including any amount in respect of original issue discount), and interest, if any (together with any Additional Amounts payable pursuant to the terms of this Note), on this Note and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of this Note, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this Note and of the Indenture. In case of default by the Issuer in the payment of any such principal (including any amount in respect of original issue discount), interest (together with any Additional Amounts payable pursuant to the terms of this Note), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Note, any modification of this Note, any invalidity, irregularity or unenforceability of this Note or the Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the Issuer with respect thereto by the holder of this Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this Note except by payment in full of the principal of (including any amount payable in respect of original issue discount), and interest, if any (together with any Additional Amounts payable pursuant to the terms of this Note), thereon.

         The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder
(i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

         This guarantee shall not be valid or become obligatory for any purpose with respect to this Note until the certificate of authentication on this Note shall have been signed by the Trustee.

         This guarantee is governed by the laws of the State of New York.

         IN WITNESS WHEREOF, General Motors Corporation has caused this guarantee to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                            GENERAL MOTORS CORPORATION


                                            By:
                                               ---------------------------------

                                            By:
                                               ---------------------------------